GREEN CENTURY FUNDS

                      Supplement dated as of June 15, 2006
                                to the Prospectus
            dated November 18, 2005, as revised on November 28, 2005
                                       for
                            Green Century Equity Fund

The Green Century Equity Fund (the Fund) invests substantially all of its assets in another mutual fund, the Domini Social Equity Trust (the Equity Trust), formerly named the Domini Social Index Trust. The Equity Trust has notified the Fund that its Board of Trustees has approved changes to the Equity Trust's investment objective and strategy. Subject to investor approvals, beginning November 30, 2006 the Equity Trust will seek to provide its investors with long-term total return through an active investment strategy. This means that the Equity Trust will no longer seek to match the performance of the Domini 400 Social IndexSM. The Equity Trust has also notified the Fund that its Board of Trustees has approved a new management agreement that increases the management fee payable by the Equity Trust.

Due to the proposed change in investment strategy and fee increase for the Equity Trust, the Board of Trustees of the Green Century Equity Fund is considering whether it is in the best interests of the Fund's shareholders for the Fund to continue to invest in the Equity Trust or to pursue a separate investment strategy. At an upcoming meeting, the Board of Trustees of the Fund will consider these proposals and determine what action to take.

For more information, please call 1-800-93- GREEN.